UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number   811-21949

DWS High Income Opportunities Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

MARCH 31, 2011 Semiannual Report to Stockholders

DWS High Income Opportunities Fund, Inc. Ticker Symbol: DHG (formerly DWS Dreman Value Income Edge Fund, Inc. Please see page 35 for a description of changes to the Fund)

Contents
3 Performance Summary
5 Portfolio Summary
7 Investment Portfolio
16 Statement of Assets and Liabilities
17 Statement of Operations
18 Statement of Cash Flows
19 Statement of Changes in Net Assets
20 Financial Highlights
22 Notes to Financial Statements
32 Other Information
36 Dividend Reinvestment and Cash Purchase Plan
39 Additional Information
40 Privacy Statement

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any losses.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2011

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.
Average Annual Total Returns as of 3/31/11
DWS High Income Opportunities Fund, Inc.	6-Month‡	1-Year	3-Year	Life of Fund*
Based on Net Asset Value(a)	10.58%	16.92%	-8.76%	-8.96%
Based on Market Price(a)	15.29%	23.71%	-6.51%	-11.43%
Credit Suisse High-Yield Index(b)	7.03%	N/A	N/A	N/A
Blended Index(c)	8.93%	13.06%	6.09%	2.96%
Lipper Closed-End High Current Yield Funds (Leveraged) Category(d)	9.47%	17.62%	6.40%	0.43%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on November 22, 2006. Index returns are as of November 30, 2006.

On November 5, 2010, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as DWS Dreman Value Income Edge Fund, Inc. and its investment objective was to seek to achieve a high level of total return. The Fund pursued its investment objective through a combination of an income strategy designed to generate regular income with the potential for capital appreciation while reducing volatility, and a quantitative long/short hedge strategy designed to seek returns that were uncorrelated with the market. Performance prior to November 5, 2010 should not be considered representative of the present Fund.
Net Asset Value and Market Price
	As of 3/31/11	As of 9/30/10
Net Asset Value	$15.77	$15.03
Market Price	$14.65	$13.40

Prices and net asset value fluctuate and are not guaranteed.
Distribution Information
Six Months as of 3/31/11: Income Dividends	$.77
March Income Dividend	$.10
Current Annualized Distribution Rate (Based on Net Asset Value) as of 3/31/11+	7.61%
Current Annualized Distribution Rate (Based on Market Price) as of 3/31/11+	8.19%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on March 31, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Closed-End High Current Yield Funds (Leveraged) Category as of 3/31/11
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	23	of	37	61
3-Year	31	of	35	87

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

(b) Credit Suisse High Yield Index is an unmanaged, unleveraged trader-priced Portfolio constructed to mirror the global high-yield debt market. Effective with the changes to the Fund's investment objective, strategies and policies on November 5, 2010, the Credit Suisse High Yield Index replaced the Blended Index as the Fund's benchmark Index.

(c) The Blended Index is calculated using the performance of the three unmanaged indices listed below. These results are summed to produce the aggregate benchmark. The Credit Suisse Tremont Long/Short Equity Index (20%) is an unmanaged, asset-weighted fund index with an objective to be market neutral. The Zacks Yield Hog Index (40%) is an unmanaged, yield-oriented index to combine equities, preferred stocks, ADRs, REITs, master limited partnerships (MLPs) and closed-end funds. The Barclays Capital U.S. Corporate High-Yield Index (40%) is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle ratings of Moody's, Fitch and S&P are Ba1/BB+/BB+ or below. The Blended Index excludes Emerging Markets debt. Effective with the changes to the Fund's investment objective, strategies and policies on November 5, 2010, the Fund's benchmark index changed to the Credit Suisse High Yield Index. Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. Fixed income returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

(d) Lipper's Closed-End High Current Yield Funds (Leveraged) category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Upper figures represent the average of the total returns based on net asset value reported by all of the closed·end funds designated by Lipper Inc. as falling into the Closed-End High Current Yield Funds (Leveraged) category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)	3/31/11	9/30/10

Corporate Bonds	91%	89%
Loan Participations and Assignments	7%	—
Preferred Securities	1%	—
Cash Equivalents	1%	—
Common Stocks:
Long Positions	—	16%
Short Positions	—	(7)%
Convertible Preferred Stocks	—	1%
Preferred Stocks	—	1%
	100%	100%

Asset allocation and sector diversification exclude derivatives and are subject to change.
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Common Stocks Sold Short)	3/31/11	9/30/10

Consumer Discretionary	22%	17%
Financials	16%	15%
Industrials	14%	17%
Telecommunications Services	12%	5%
Materials	9%	10%
Information Technology	7%	5%
Energy	7%	16%
Consumer Staples	5%	5%
Health Care	4%	9%
Utilities	4%	1%
	100%	100%

Asset allocation and sector diversification exclude derivatives and are subject to change.
Quality (As a % of Investment Portfolio excluding Cash Equivalents)	3/31/11

BBB	1%
BB	15%
B	58%
CCC	22%
CC	1%
Not Rated	3%
100%

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	3/31/11

Effective Maturity	9.9 years
Effective Duration	6.4 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Quality and Interest rate sensitivity are subject to change.

For more complete details about the Fund's investment portfolio, see page 7. A Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings as of the month-end are posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Investment Portfolio as of March 31, 2011 (Unaudited)
		Principal Amount ($) (a)	Value ($)

Corporate Bonds 133.8%
Consumer Discretionary 28.7%
AMC Entertainment, Inc., 8.0%, 3/1/2014		2,255,000	2,280,369
American Achievement Corp., 144A, 10.875%, 4/15/2016		255,000	250,538
AutoNation, Inc., 6.75%, 4/15/2018		1,040,000	1,088,100
Avis Budget Car Rental LLC, 8.25%, 1/15/2019		700,000	733,250
Beazer Homes USA, Inc., 144A, 9.125%, 5/15/2019		275,000	278,094
Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014		800,000	820,000
Burlington Coat Factory Warehouse Corp., 144A, 10.0%, 2/15/2019		425,000	412,250
Cablevision Systems Corp., 7.75%, 4/15/2018		7,250,000	7,830,000
Caeser's Entertainment Operating Co., Inc.:
10.0%, 12/15/2018		1,710,000	1,560,375
11.25%, 6/1/2017		3,900,000	4,431,375
144A, 12.75%, 4/15/2018		875,000	883,750
CCO Holdings LLC:
7.0%, 1/15/2019		235,000	240,875
7.875%, 4/30/2018		6,300,000	6,693,750
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		2,940,000	3,064,950
Claire's Stores, Inc.:
144A, 8.875%, 3/15/2019		325,000	310,375
9.625%, 6/1/2015 (PIK)		964,340	930,990
Clear Channel Communications, Inc., 144A, 9.0%, 3/1/2021		135,000	134,663
DineEquity, Inc., 144A, 9.5%, 10/30/2018		1,780,000	1,931,300
DISH DBS Corp., 7.125%, 2/1/2016		2,500,000	2,668,750
Gannett Co., Inc., 144A, 6.375%, 9/1/2015		1,830,000	1,903,200
Hertz Corp.:
144A, 6.75%, 4/15/2019		350,000	346,937
144A, 7.5%, 10/15/2018		6,000,000	6,210,000
Jarden Corp., 6.125%, 11/15/2022		250,000	244,375
Kabel BW Erste Beteiligungs GmbH, 144A, 7.5%, 3/15/2019		1,445,000	1,481,125
Levi Strauss & Co., 7.625%, 5/15/2020		825,000	827,062
Mediacom Broadband LLC, 8.5%, 10/15/2015		425,000	440,937
MGM Resorts International:
7.625%, 1/15/2017		385,000	363,344
144A, 10.0%, 11/1/2016		825,000	868,312
10.375%, 5/15/2014		1,900,000	2,175,500
Musketeer GmbH, 144A, 9.5%, 3/15/2021	EUR	250,000	368,472
Needle Merger Sub Corp., 144A, 8.125%, 3/15/2019		260,000	262,600
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		390,000	398,775
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		670,000	716,900
Regal Entertainment Group, 9.125%, 8/15/2018		350,000	374,500
Rent-A-Center, Inc., 144A, 6.625%, 11/15/2020		500,000	492,500
Standard Pacific Corp.:
8.375%, 5/15/2018		130,000	135,038
144A, 8.375%, 5/15/2018		615,000	638,831
Stoneridge, Inc., 144A, 9.5%, 10/15/2017		5,100,000	5,635,500
Toys "R" Us, Inc., 7.375%, 10/15/2018		2,235,000	2,240,587
Travelport LLC, 9.0%, 3/1/2016		2,545,000	2,363,669
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	1,595,000	2,463,872
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		1,500,000	1,578,750
UPC Holding BV, 144A, 9.75%, 4/15/2018	EUR	795,000	1,205,541
Valassis Communications, Inc., 144A, 6.625%, 2/1/2021		355,000	344,794
Visant Corp., 10.0%, 10/1/2017		1,220,000	1,317,600
Visteon Corp., 144A, 6.75%, 4/15/2019 (b)		820,000	820,000
Wynn Las Vegas LLC, 7.75%, 8/15/2020		1,910,000	2,024,600
XM Satellite Radio, Inc., 144A, 7.625%, 11/1/2018		3,000,000	3,165,000
			77,952,075
Consumer Staples 4.5%
Alliance One International, Inc., 10.0%, 7/15/2016		500,000	506,875
Blue Merger Sub, Inc., 144A, 7.625%, 2/15/2019		1,370,000	1,388,837
Bumble Bee Holdco SCA, 144A, 9.625%, 3/15/2018 (PIK)		390,000	363,675
C&S Group Enterprises LLC, 144A, 8.375%, 5/1/2017		345,000	353,194
Darling International, Inc., 144A, 8.5%, 12/15/2018		785,000	853,688
NBTY, Inc., 144A, 9.0%, 10/1/2018		1,540,000	1,670,900
Pilgrim's Pride Corp., 144A, 7.875%, 12/15/2018		1,405,000	1,362,850
Rite Aid Corp.:
7.5%, 3/1/2017		450,000	450,000
8.0%, 8/15/2020		1,250,000	1,323,437
Stater Bros. Holdings, Inc., 144A, 7.375%, 11/15/2018		385,000	399,438
Tops Holding Corp., 10.125%, 10/15/2015		1,195,000	1,284,625
Tyson Foods, Inc., 3.25%, 10/15/2013		1,000,000	1,302,500
US Foodservice:
144A, 10.25%, 6/30/2015 (PIK)		640,000	672,800
144A, 10.25%, 6/30/2015		380,000	399,475
			12,332,294
Energy 10.1%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014		5,100,000	5,208,375
Chaparral Energy, Inc.:
144A, 8.25%, 9/1/2021		1,260,000	1,297,800
144A, 9.875%, 10/1/2020		5,500,000	6,105,000
Chesapeake Energy Corp., 7.25%, 12/15/2018		1,070,000	1,195,725
CONSOL Energy, Inc.:
144A, 6.375%, 3/1/2021		170,000	170,213
8.0%, 4/1/2017		1,775,000	1,943,625
Crestwood Midstream Partners LP, 144A, 7.75%, 4/1/2019 (b)		1,735,000	1,748,012
Dresser-Rand Group, Inc., 144A, 6.5%, 5/1/2021		780,000	804,375
Frontier Oil Corp., 6.875%, 11/15/2018		630,000	656,775
Genesis Energy LP, 144A, 7.875%, 12/15/2018		770,000	777,700
Inergy LP, 144A, 6.875%, 8/1/2021		780,000	813,150
Linn Energy LLC, 144A, 8.625%, 4/15/2020		1,300,000	1,443,000
MEG Energy Corp., 144A, 6.5%, 3/15/2021		435,000	442,069
Oasis Petroleum, Inc., 144A, 7.25%, 2/1/2019		230,000	232,875
Petrohawk Energy Corp., 144A, 7.25%, 8/15/2018		820,000	844,600
Sabine Pass LNG LP, 7.5%, 11/30/2016		2,450,000	2,517,375
SandRidge Energy, Inc., 144A, 7.5%, 3/15/2021		565,000	586,187
Venoco, Inc., 144A, 8.875%, 2/15/2019		560,000	560,000
			27,346,856
Financials 19.6%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		1,440,000	1,324,800
Ally Financial, Inc., 144A, 6.25%, 12/1/2017		7,000,000	7,131,250
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/15/2016		1,075,000	1,075,000
Bumble Bee Acquisition Corp., 144A, 9.0%, 12/15/2017		1,225,000	1,274,000
Chinos Acquisition Corp., 144A, 8.125%, 3/1/2019		390,000	382,688
CIT Group, Inc., 7.0%, 5/1/2017		6,000,000	6,007,500
CPI International Acquisition, Inc., 144A, 8.0%, 2/15/2018		500,000	502,500
Dunkin Finance Corp., 144A, 9.625%, 12/1/2018		209,000	212,919
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		750,000	825,938
E*TRADE Financial Corp., 12.5%, 11/30/2017 (PIK)		2,805,000	3,344,962
Fibria Overseas Finance Ltd., 144A, 6.75%, 3/3/2021		220,000	227,150
Ford Motor Credit Co., LLC:
6.625%, 8/15/2017		1,000,000	1,067,251
8.7%, 10/1/2014		2,000,000	2,270,320
Fresenius Medical Care US Finance, Inc., 144A, 5.75%, 2/15/2021		235,000	227,656
Giraffe Acquisition Corp., 144A, 9.125%, 12/1/2018		675,000	654,750
Hexion US Finance Corp., 8.875%, 2/1/2018		4,720,000	4,991,400
International Lease Finance Corp., 144A, 9.0%, 3/15/2017		1,840,000	2,070,000
Kinder Morgan Finance Co., LLC, 144A, 6.0%, 1/15/2018		510,000	526,575
NII Capital Corp., 7.625%, 4/1/2021		315,000	322,088
Nuveen Investments, Inc.:
10.5%, 11/15/2015		1,695,000	1,741,612
144A, 10.5%, 11/15/2015		895,000	915,138
Odebrecht Finance Ltd., 144A, 6.0%, 4/5/2023 (b)		800,000	792,000
OMEGA Healthcare Investors, Inc., 144A, (REIT), 6.75%, 10/15/2022		605,000	617,856
Pinnacle Foods Finance LLC, 9.25%, 4/1/2015		1,950,000	2,035,312
Reynolds Group Issuer, Inc.:
144A, 8.5%, 5/15/2018		5,000,000	5,062,500
144A, 9.0%, 4/15/2019		5,000,000	5,175,000
SLM Corp., 8.0%, 3/25/2020		860,000	937,400
Uncle Acquisition 2010 Corp., 144A, 8.625%, 2/15/2019		235,000	246,750
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		345,000	338,100
WMG Acquisition Corp., 9.5%, 6/15/2016		800,000	846,000
			53,146,415
Health Care 5.3%
Aviv Healthcare Properties LP, 144A, 7.75%, 2/15/2019		455,000	474,338
Community Health Systems, Inc., 8.875%, 7/15/2015		860,000	907,300
HCA Holdings, Inc., 144A, 7.75%, 5/15/2021		1,275,000	1,329,187
HCA, Inc.:
7.875%, 2/15/2020		2,110,000	2,294,625
9.625%, 11/15/2016 (PIK)		4,100,000	4,417,750
STHI Holding Corp., 144A, 8.0%, 3/15/2018		325,000	336,375
Valeant Pharmaceuticals International:
144A, 6.75%, 10/1/2017		2,100,000	2,068,500
144A, 7.0%, 10/1/2020		2,100,000	2,037,000
Vanguard Health Systems, Inc., 144A, Zero Coupon, 2/1/2016		955,000	606,425
			14,471,500
Industrials 20.0%
Accuride Corp., 9.5%, 8/1/2018		6,000,000	6,675,000
Aguila 3 SA, 144A, 7.875%, 1/31/2018		605,000	617,100
American Airlines, Inc., 144A, 7.5%, 3/15/2016		455,000	449,881
ARAMARK Corp., 8.5%, 2/1/2015		935,000	974,738
Armored Autogroup, Inc., 144A, 9.25%, 11/1/2018		500,000	508,750
BE Aerospace, Inc., 6.875%, 10/1/2020		8,000,000	8,280,000
Boart Longyear Management Pty Ltd., 144A, 7.0%, 4/1/2021		360,000	369,000
Bombardier, Inc., 144A, 7.75%, 3/15/2020		1,200,000	1,303,500
Briggs & Stratton Corp., 6.875%, 12/15/2020		370,000	387,575
Building Materials Corp. of America, 144A, 7.5%, 3/15/2020		6,000,000	6,240,000
Casella Waste Systems, Inc., 144A, 7.75%, 2/15/2019		820,000	820,000
Cenveo Corp., 8.875%, 2/1/2018		2,140,000	2,145,350
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		1,560,000	1,606,800
Deluxe Corp., 144A, 7.0%, 3/15/2019		335,000	333,325
DynCorp International, Inc., 144A, 10.375%, 7/1/2017		3,000,000	3,247,500
Florida East Coast Railway Corp., 144A, 8.125%, 2/1/2017		435,000	454,031
H&E Equipment Services, Inc., 8.375%, 7/15/2016		9,000,000	9,461,250
Huntington Ingalls Industries, Inc.:
144A, 6.875%, 3/15/2018		335,000	349,656
144A, 7.125%, 3/15/2021		110,000	114,675
Interline Brands, Inc., 7.0%, 11/15/2018		200,000	205,000
Kansas City Southern de Mexico SA de CV:
144A, 6.625%, 12/15/2020		3,000,000	3,060,000
8.0%, 2/1/2018		1,220,000	1,329,800
Navios Maritime Holdings, Inc.:
144A, 8.125%, 2/15/2019		770,000	775,775
8.875%, 11/1/2017		815,000	883,256
Ply Gem Industries, Inc., 144A, 8.25%, 2/15/2018		270,000	277,425
Spirit AeroSystems, Inc., 6.75%, 12/15/2020		955,000	976,488
United Rentals North America, Inc., 10.875%, 6/15/2016		2,010,000	2,321,550
			54,167,425
Information Technology 9.0%
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		225,000	228,375
Amkor Technology, Inc., 7.375%, 5/1/2018		660,000	683,100
Avaya, Inc., 144A, 7.0%, 4/1/2019		1,605,000	1,564,875
CDW LLC, 11.0%, 10/12/2015		8,792,000	9,539,320
CommScope, Inc., 144A, 8.25%, 1/15/2019		940,000	982,300
eAccess Ltd., 144A, 8.25%, 4/1/2018 (b)		315,000	323,269
Equinix, Inc., 8.125%, 3/1/2018		230,000	248,975
First Data Corp.:
144A, 7.375%, 6/15/2019 (b)		325,000	331,906
144A, 8.25%, 1/15/2021		1,960,000	1,955,100
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		2,500,000	2,737,500
Jabil Circuit, Inc., 5.625%, 12/15/2020		3,750,000	3,726,562
MEMC Electronic Materials, Inc., 144A, 7.75%, 4/1/2019		450,000	460,688
SunGard Data Systems, Inc., 10.25%, 8/15/2015		1,650,000	1,732,500
			24,514,470
Materials 13.0%
APERAM:
144A, 7.375%, 4/1/2016		405,000	412,087
144A, 7.75%, 4/1/2018		495,000	504,900
Berry Plastics Corp.:
8.25%, 11/15/2015		1,225,000	1,300,031
144A, 9.75%, 1/15/2021		1,290,000	1,277,100
Building Materials Corp. of America, 144A, 6.875%, 8/15/2018		6,000,000	6,135,000
Crown Americas LLC, 144A, 6.25%, 2/1/2021		105,000	106,838
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		3,345,000	3,345,000
FMG Resources August 2006 Pty Ltd., 144A, 7.0%, 11/1/2015		200,000	207,500
Huntsman International LLC, 8.625%, 3/15/2020		585,000	637,650
Ineos Finance PLC, 144A, 9.0%, 5/15/2015		5,250,000	5,729,062
JMC Steel Group, 144A, 8.25%, 3/15/2018		325,000	332,313
Koppers, Inc., 7.875%, 12/1/2019		750,000	813,750
Momentive Performance Materials, Inc., 144A, 9.0%, 1/15/2021		1,425,000	1,473,094
Nalco Co., 144A, 6.625%, 1/15/2019		445,000	457,794
Novelis, Inc.:
144A, 8.375%, 12/15/2017		1,445,000	1,564,212
144A, 8.75%, 12/15/2020		1,550,000	1,705,000
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		3,135,000	3,436,744
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		610,000	623,725
Phibro Animal Health Corp., 144A, 9.25%, 7/1/2018		65,000	69,388
Polymer Group, Inc., 144A, 7.75%, 2/1/2019		590,000	608,437
Rhodia SA, 144A, 6.875%, 9/15/2020		4,200,000	4,278,750
Verso Paper Holdings LLC, 144A, 8.75%, 2/1/2019		255,000	265,200
			35,283,575
Telecommunication Services 18.3%
Buccaneer Merger Sub, Inc., 144A, 9.125%, 1/15/2019		255,000	270,300
Cincinnati Bell, Inc., 8.25%, 10/15/2017		5,575,000	5,616,812
Clearwire Communications LLC:
144A, 12.0%, 12/1/2015		185,000	199,800
144A, 12.0%, 12/1/2017		860,000	919,125
Cricket Communications, Inc.:
7.75%, 10/15/2020		4,500,000	4,533,750
10.0%, 7/15/2015		1,000,000	1,097,500
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		1,170,000	1,339,650
Digicel Ltd., 144A, 8.25%, 9/1/2017		835,000	885,100
Frontier Communications Corp., 8.5%, 4/15/2020		1,900,000	2,059,125
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		5,000,000	5,000,000
144A, 7.5%, 4/1/2021 (b)		1,640,000	1,644,100
Intelsat Luxembourg SA, 11.5%, 2/4/2017 (PIK)		3,191,718	3,502,911
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		3,000,000	2,996,250
7.875%, 9/1/2018		835,000	893,450
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		2,790,000	2,810,925
Qwest Communications International, Inc., Series B, 7.5%, 2/15/2014		3,965,000	4,029,431
West Corp., 144A, 7.875%, 1/15/2019		285,000	290,344
Windstream Corp.:
144A, 7.75%, 10/15/2020		355,000	364,762
8.125%, 9/1/2018		10,500,000	11,208,750
			49,662,085
Utilities 5.3%
AES Corp., 8.0%, 10/15/2017		2,200,000	2,365,000
Calpine Corp., 144A, 7.875%, 7/31/2020		4,545,000	4,829,062
Edison Mission Energy, 7.0%, 5/15/2017		1,995,000	1,600,988
Energy Future Holdings Corp., Series P, 5.55%, 11/15/2014		335,000	219,425
Ferrellgas LP, 144A, 6.5%, 5/1/2021		245,000	237,650
NRG Energy, Inc.:
144A, 7.625%, 1/15/2018		990,000	1,027,125
144A, 8.25%, 9/1/2020		4,000,000	4,160,000
			14,439,250
Total Corporate Bonds (Cost $350,271,074)			363,315,945

Loan Participations and Assignments 10.4%
Senior Loans** 8.5%
Burger King Corp., Term Loan B, 4.5%, 10/19/2016		1,296,750	1,296,444
Clear Channel Communications, Inc., Term Loan B, 3.896%, 1/28/2016		1,070,068	944,576
Del Monte Corp., Term Loan, 4.5%, 3/8/2018		2,030,000	2,035,501
Dunkin' Brands, Inc., Term Loan B, 4.25%, 11/23/2017		730,000	735,398
First Data Corp., Term Loan B3, 3.002%, 9/24/2014		4,700,000	4,511,577
Nuveen Investments, Inc.:
First Lien Term Loan, 3.307%, 11/13/2014		645,624	621,297
Term Loan, 5.807%, 5/12/2017		754,376	725,951
PETCO Animal Supplies, Inc., Term Loan, 4.5%, 11/24/2017		782,100	785,581
Pinafore LLC, Term Loan B, 4.25%, 9/29/2016		4,920,784	4,949,216
Roundy's Supermarkets, Inc., Second Lien Term Loan, 10.0%, 4/18/2016		3,000,000	3,046,875
Syniverse Technologies, Inc., Term Loan B, 5.25%, 12/21/2017		505,000	508,313
Volume Services America, Inc., Term Loan A, 10.0%, 9/16/2015		2,887,500	2,934,422
			23,095,151
Sovereign Loans 1.9%
JSC VTB Bank, 144A, 6.315%, 2/22/2018		4,000,000	4,088,844
VIP Finance Ireland Ltd.:
144A, 6.493%, 2/2/2016		200,000	207,000
144A, 7.748%, 2/2/2021		865,000	908,250
			5,204,094
Total Loan Participations and Assignments (Cost $27,804,624)			28,299,245

Preferred Security 1.2%
Financials
Citigroup Capital XXI, 8.3%, 12/21/2057 (Cost $3,464,431)		3,300,000	3,432,000

Subordinated Income Notes 0.0%
Preferred Term Securities XVI Ltd., 144A, Income Note, Zero Coupon, 3/23/2035*		3,900,000	0
Preferred Term Securities XVII Ltd., 144A, Income Note, Zero Coupon, 6/23/2035*		3,750,000	0
Preferred Term Securities XVIII Ltd., 144A, Income Note, Zero Coupon, 9/23/2035*		3,750,000	0
Preferred Term Securities XIX Ltd., 144A, Income Note, Zero Coupon, 12/22/2035*		2,500,000	0
Preferred Term Securities XXI Ltd., 144A, Income Note, Zero Coupon, 3/22/2038*		3,750,000	0
Preferred Term Securities XXIII Ltd., 144A, Income Note, Zero Coupon, 12/22/2036*		3,750,000	0
Preferred Term Securities XXIV Ltd., 144A, Income Note, Zero Coupon, 3/22/2037*		7,500,000	0
Total Subordinated Income Notes (Cost $27,672,475)			0

	Shares	Value ($)

Preferred Stock 0.4%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $1,028,412)	1,120	1,042,230

Convertible Preferred Stock 0.5%
Financials
Federal National Mortgage Association, Series 08-1, 8.75%* (Cost $75,000,000)	1,500,000	1,305,000

Cash Equivalents 1.0%
Central Cash Management Fund, 0.17% (c) (Cost $2,777,179)	2,777,179	2,777,179

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $488,018,195)+	147.3	400,171,599
Notes Payable	(48.6)	(132,000,000)
Other Assets and Liabilities, Net	1.3	3,447,447
Net Assets	100.0	271,619,046

* Non-income producing security.

** These securities are shown at their current rate as of March 31, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $489,045,414. At March 31, 2011, net unrealized depreciation for all securities based on tax cost was $88,873,815. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,207,845 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $104,081,660.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) When-issued security.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

As of March 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	1,780,500	USD	2,526,530	4/18/2011	1,726	JPMorgan Chase Securities, Inc.

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	1,758,400	USD	2,492,901	4/18/2011	(564)	JPMorgan Chase Securities, Inc.
EUR	250,000	USD	352,538	4/18/2011	(1,970)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(2,534)

Currency Abbreviation
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosure regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (d)
Corporate Bonds	$—	$363,315,945	$—	$363,315,945
Loan Participations and Assignments	—	28,299,245	—	28,299,245
Preferred Security	—	3,432,000	—	3,432,000
Subordinated Income Notes	—	—	0	0
Preferred Stock	—	1,042,230	—	1,042,230
Convertible Preferred Stock	1,305,000	—	—	1,305,000
Short-Term Investments	2,777,179	—	—	2,777,179
Derivatives (e)	—	1,726	—	1,726
Total	$4,082,179	$396,091,146	$0	$400,173,325
Liabilities
Derivatives (e)	$—	$(2,534)	$—	$(2,534)
Total	$—	$(2,534)	$—	$(2,534)

There have been no significant transfers between of Level 1 and Level 2 fair value measurements during the six months ended March 31, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on open forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
Subordinated Income Notes
Balance as of September 30, 2010	$0
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Amortization premium/discount	—
Net purchases (sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of March 31, 2011	$0
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2011	$—

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of March 31, 2011 (Unaudited)
Assets
Investments in non-affiliated securities, at value (cost $485,241,016)	$397,394,420
Investment in Central Cash Management Fund (cost $2,777,179)	2,777,179
Total investments, at value (cost $488,018,195)	400,171,599
Receivable for investments sold	5,441,111
Interest receivable	8,636,018
Unrealized appreciation on open forward currency exchange contracts	1,726
Foreign taxes recoverable	35,700
Other assets	5,923
Total assets	414,292,077
Liabilities
Cash overdraft	1,218,454
Notes payable	132,000,000
Payable for investments purchased	2,819,065
Payable for investments purchased — when-issued securities	5,635,000
Payable for Fund shares repurchased	254,929
Interest on notes payable	260,701
Unrealized depreciation on open forward foreign currency exchange contracts	2,534
Accrued management fee	292,078
Other accrued expenses and payables	190,270
Total liabilities	142,673,031
Net assets, at value	$271,619,046
Net Assets Consist of
Undistributed net investment income	492,459
Net unrealized appreciation (depreciation) on: Investments	(87,846,596)
Foreign currency	(395)
Accumulated net realized gain (loss)	(507,176,229)
Cost of 8,941,414 shares held in treasury	(130,624,370)
Paid-in capital	996,774,177
Net assets, at value	$271,619,046
Net Asset Value
Class A Net Asset Value per share ($271,619,046 ÷ 17,223,799 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$15.77

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended March 31, 2011 (Unaudited)
Investment Income
Interest (net of foreign taxes withheld of $4,120)	$15,088,450
Dividends (net of foreign taxes withheld of $23,105)	252,303
Income distributions — Central Cash Management Fund	14,171
Total income	15,354,924
Expenses: Management fee	2,019,990
Administration fee	201,999
Services to shareholders	8,795
Custodian fee	14,362
Directors' fees and expenses	4,452
Legal fees	223,273
Audit and tax fees	37,856
Reports to shareholders	231,292
Interest expense*	826,495
Stock exchange listing fee	23,381
Dividend expense on securities sold short	17,341
Other	177,928
Total expenses before expense reductions	3,787,164
Management fee waiver	(302,998)
Total expenses after expense reductions	3,484,166
Net investment income	11,870,758
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	15,013,245
Futures	2,237,809
Securities sold short	(5,298,765)
Foreign currency	(46,703)
11,905,586
Change in net unrealized appreciation (depreciation) on: Investments	504,107
Futures	(983,475)
Securities sold short	3,976,718
Foreign currency	(508)
3,496,842
Net gain (loss)	15,402,428
Net increase (decrease) in net assets resulting from operations	$27,273,186

* Includes $8,293 of borrowing costs on securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the six months ended March 31, 2011 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$27,273,186
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(413,566,464)
Net purchases, sales and maturities of short-term investments	(2,777,179)
Net amortization/accretion of premium (discount)	459,608
Proceeds from sales and maturities of long-term investments	434,450,722
Purchases to cover securities sold short	(28,775,210)
(Increase) decrease in deposit with broker for securities sold short	22,994,944
(Increase) decrease in deposit with broker on open futures contracts	1,011,375
(Increase) decrease in receivable for investments sold	11,807,890
(Increase) decrease in interest receivable	(1,981,328)
(Increase) decrease in dividends receivable	218,626
(Increase) decrease in other assets	(3,398)
(Increase) decrease in receivable for daily variation margin on open futures contracts	983,475
Increase (decrease) in payable for investments purchased and investments purchased — when-issued securities	(11,769,856)
Increase (decrease) in dividends payable for securities sold short	(20,907)
Change in unrealized (appreciation) depreciation on investments	(504,107)
Change in unrealized (appreciation) depreciation on securities sold short	(3,976,718)
Change in net unrealized (appreciation) depreciation on forward foreign currency exchange contracts	808
Increase (decrease) in interest on notes payable	194,075
Increase (decrease) in other accrued expenses and payables	18,511
Net realized (gain) loss on securities sold short	5,298,765
Net realized (gain) loss from investments	(15,013,245)
Cash provided (used) by operating activities	$26,323,573
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	1,218,454
Net increase (decrease) in notes payable	82,000,000
Cost of shares tendered and accepted	(91,827,570)
Cost of shares repurchased from shareholders	(13,992,666)
Distributions paid to shareholders	(14,723,581)
Cash provided (used) for financing activities	(37,325,363)
Increase (decrease) in cash	(11,001,790)
Cash at beginning of period (including foreign currency)	11,001,790
Cash at end of period	$0
Supplemental disclosure
Interest paid on notes	(624,127)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
Operations: Net investment income	$11,870,758	$25,890,021
Net realized gain (loss)	11,905,586	(17,910,345)
Change in net unrealized appreciation (depreciation)	3,496,842	47,586,498
Net increase (decrease) in net assets resulting from operations	27,273,186	55,566,174
Distributions to shareholders from: Net investment income	(14,723,581)	(21,910,540)
Total distributions	(14,723,581)	(21,910,540)
Fund share transactions: Cost of shares tendered	(91,827,570)	—
Cost of shares repurchased	(14,247,595)	(18,941,231)
Net increase (decrease) in net assets from Fund share transactions	(106,075,165)	(18,941,231)
Increase (decrease) in net assets	(93,525,560)	14,714,403
Net assets at beginning of period	365,144,606	350,430,203
Net assets at end of period (including undistributed net investment income of $492,459 and $3,345,282, respectively)	$271,619,046	$365,144,606
Other Information
Shares outstanding at beginning of period	24,293,008	25,800,109
Shares tendered	(6,073,252)	—
Shares repurchased	(995,957)	(1,507,101)
Shares outstanding at end of period	17,223,799	24,293,008

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Years Ended September 30,	2011	a	2010	2009	h	2008	h	2007	b,h
Selected Per Share Data
Net asset value, beginning of period	$15.03	$13.58	$20.67	$35.83	$38.20	e
Income (loss) from investment operations: Net investment incomec	.61	1.03	1.16	2.86	2.76
Net realized and unrealized gain (loss)	.79	1.19	(6.79)	(14.86)	(2.91)
Total from investment operations	1.40	2.22	(5.63)	(12.00)	(.15)
Less distributions from: Net investment income	(.77)	(.88)	(1.42)	(3.18)	(2.16)
Return of capital	—	—	(.06)	—	—
Total distributions	(.77)	(.88)	(1.48)	(3.18)	(2.16)
NAV accretion resulting from repurchases of shares and shares tendered at valuec	.11	.11	.02	.02	.00	***
Offering costs charged to paid-in capital	—	—	—	—	(.06)
Net asset value, end of period	$15.77	$15.03	$13.58	$20.67	$35.83
Market value, end of period	$14.65	$13.40	$11.18	$16.60	$30.04
Total Return
Based on net asset value (%)d	10.58	f**	18.67	f	(22.28)	(34.70)	(.23	)**
Based on market value (%)d	15.29	**	28.42	(20.29)	(37.47)	(20.15	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	272	365	350	539	937
Ratio of expenses before fee reductions (including interest expense and dividend expense for securities sold short) (%)	2.50	*	1.64	2.42	2.63	4.17	*
Ratio of expenses after fee reductions (including interest expense and dividend expense for securities sold short) (%)	2.30	*	1.50	2.42	2.63	4.17	*
Ratio of expenses after fee reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.74	*	1.24	1.54	1.47	1.61	*
Ratio of net investment income (%)	7.83	*	7.18	10.40	9.23	8.65	*
Portfolio turnover rate (%)	112	**	154	27	75	160	**
Total debt outstanding, end of period ($ thousands)	132,000	50,000	15,000	266,000	—
Asset coverage per $1,000 of debtg	3,058	8,303	24,362	3,026	—

a For the six months ended March 31, 2011 (Unaudited).
b For the period from November 22, 2006 (commencement of operations) to September 30, 2007.
c Based on average shares outstanding during the period.
d Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
e Beginning per share amount reflects $20.00 initial public offering price net of sales load ($0.90 per share). Adjusted to reflect the effects of a 1 for 2 reverse stock split.
f Total return would have been lower had certain fees not been reduced.
g Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
h Per share data, including the proportionate impact to market price, have been restated to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS High Income Opportunities Fund, Inc. (formerly "DWS Dreman Value Income Edge Fund, Inc.") (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. For the period from October 1, 2010 through November 5, 2010, the Fund utilized short sales as part of the hedge strategy that sought to provide returns that were uncorrelated with the market.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets on the books of its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sales proceeds held with the broker-dealer). For financial statements purposes, segregated cash is reflected as an asset in the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the broker's fee on the borrowed securities and any income earned on the cash collateral deposited with the broker. The net amounts of income or fees are included as interest income, or interest expense in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $500,349,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2016 ($58,426,000), September 30, 2017 ($198,233,000) and September 30, 2018 ($243,690,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2009 through September 30, 2010, the Fund incurred approximately $17,750,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash overdraft position at the Fund's custodian bank at March 31, 2011.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearing house in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the period from October 1, 2010 through November 5, 2010, the Fund used futures contracts as part of the hedge strategy to provide equity exposure.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

There are no open futures contracts as of March 31, 2011. During the six months ended March 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $27,683,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended March 31, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of March 31, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2011, the investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from $0 to approximately $5,372,000 and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from $0 to approximately $10,000.

The following tables summarize the value of the Fund's derivative instruments held as of March 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$1,726

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(2,534)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended March 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$2,237,809	$2,237,809
Foreign Exchange Contracts (b)	(51,087)	—	(51,087)
	$(51,087)	$2,237,809	$2,186,722

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(983,475)	$(983,475)
Foreign Exchange Contracts (b)	(808)	—	(808)
	$(808)	$(983,475)	$(984,283)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the six months ended March 31, 2011, purchases and sales of investment securities (excluding short-term instruments and short sales transactions) aggregated $413,566,464 and $434,450,722, respectively. Purchases to cover securities sold short aggregated $28,775,210.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The management fee payable under the Investment Management Agreement is equal to an annual rate of 1.00% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the common shares plus the principal amount of any borrowings.

Until November 5, 2010, Dreman Value Management LLC ("DVM") served as the subadvisor for the Fund. DIMA compensated DVM out of the investment management fee it received from the Fund. Effective as of the close of business on November 5, 2010, the sub-advisory agreement with DVM was terminated and day-to-day portfolio management of the Fund transitioned to DIMA. See the Other Information section for more information.

For the period from October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive 0.15% of its management fee.

Accordingly, for the six months ended March 31, 2011, the fee pursuant to the Investment Management Agreement aggregated $2,019,990, of which $302,998 was waived, resulting in an annualized effective rate of 0.85% of the Fund's average daily managed assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2011, the Administration Fee was $201,999, of which $34,362 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent and dividend-paying agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2011, the amount charged to the Fund by DISC aggregated $7,644, of which $3,798 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,806, of which $6,173 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Borrowings

The Fund has a secured line of credit with a commercial bank with a commitment amount up to $150,000,000 ($100,000,000 prior to November 5, 2010) with a maturity date of September 26, 2011. The note bears interest at the higher of the Overnight Federal Funds rate plus 1.25 percent or the Overnight LIBOR rate plus 1.25 percent or LIBOR Term Rate plus 1.25 percent (1.56% at March 31, 2011). A commitment fee on the unused portion of the facility is charged to the Fund and is included with "interest expense" in the Statement of Operations.

At March 31, 2011, the Fund had a notes payable outstanding of $132,000,000. The weighted average outstanding daily balance of all loans during the six months ended March 31, 2011 was approximately $100,155,659, with a weighted average interest rate of 1.57%. The borrowings were valued at cost, which approximates fair value.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne entirely by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem or meet payment obligations on borrowings to comply with asset coverage or other restrictions imposed by the lender. The Fund is subject to certain restrictions on its investments under the terms of its credit agreement. Moreover, certain covenants contained in the credit agreement impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

During periods in which the Fund is using leverage, the fees received by the Advisor for investment management and advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total managed assets, including proceeds from the use of leverage.

There is no assurance that the Fund's leveraging strategy will be successful.

G. Share Repurchases

The Board of Directors previously authorized the Fund to effect periodic repurchases for up to 5% of its shares in the open market from time to time during the period from December 1, 2009 through November 30, 2010, when the Fund's shares traded at a discount to their net asset value. For the period ended November 30, 2010, the Board also ratified the repurchase of 113,166 shares in excess of the 5% limit. There were no share repurchases for the six months ended March 31, 2011 under this program.

In addition, the Board of Directors has authorized the Fund to effect periodic repurchases for up to 5% of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value during the period December 1, 2010 through November 30, 2011.

On October 4, 2010, the Fund announced that the Board has also approved an enhancement to the current program for the Fund to purchase its own shares on the open market, which will be in effect from December 1, 2010 until May 31, 2011. Under the enhanced program, during times when the Fund's common shares are trading on the NYSE at a discount to net asset value per share in excess of 5%, the Fund will repurchase up to a maximum of 2% of its total outstanding common shares per month. This enhanced repurchase program is in addition to the above-referenced one-year extension of the Fund's existing repurchase program, under which the Fund is permitted to purchase an aggregate of up to 5% of its outstanding shares over the period from December 1, 2010 until November 30, 2011. Because repurchases by the Fund are subject to legal limitations, the Fund may not be able to reach the 2% monthly limits under the enhanced program. During the six months ended March 31, 2011, the Fund purchased 995,957 shares of common stock on the open market at a total cost of $14,247,595 ($14.31 average per share) under this enhanced repurchase program. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase was approximately 7.7%.

H. Tender Offer

On October 4, 2010, the Fund announced that its Board of Directors had authorized the Fund to conduct an issuer self-tender offer to purchase up to 25% of its outstanding common shares for cash at a price per share equal to 99% of its NAV as of the close of trading on the NYSE on the day after the date on which the offer expired. The offer commenced on October 22, 2010 and expired on November 19, 2010. The Fund accepted 6,073,252 tendered shares at a price equal to 99% of the net asset value per share as of the close of the regular trading session of the New York Stock Exchange on November 22, 2010. Approximately 11,332,261 shares of common stock, or approximately 47% of the fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 54% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $15.12 per share, which was equal to 99% of the Fund's net asset value per share on November 22, 2010.

Other Information

On October 4, 2010, the Fund announced that its Board of Directors had approved certain changes to the Fund's investment objective, strategies and policies. The Board also approved the termination of the Fund's sub-advisory agreement with Dreman Value Management LLC; the transition of day-to-day portfolio management to DIMA's high-yield group led by Gary Russell; and a change in the Fund's name to "DWS High Income Opportunities Fund, Inc." The investment objective and strategy changes, the transition of portfolio management and the change in the Fund's name became effective as of the close of business on November 5, 2010. More information regarding the Fund's new investment approach is set forth below.

In addition to the above-described changes, the Board also authorized the Fund to conduct an issuer self-tender offer to purchase up to 25% of its outstanding common shares for cash at a price equal to 99% of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the next business day after the date on which the offer expired. The tender offer commenced on October 22, 2010 and terminated on November 19, 2010. See Note H. Tender Offer in the Notes to Financial Statements.

Lastly, the Board approved an enhancement to the current program for the Fund to purchase its own shares on the open market, which will be in effect from December 1, 2010 until May 31, 2011. Under the enhanced program, during times when the Fund's common shares are trading on the New York Stock Exchange at a discount to net asset value per share in excess of 5%, the Fund will repurchase up to a maximum of 2% of its total outstanding common shares per month. This enhanced repurchase program is in addition to the previously announced one-year extension of the Fund's existing repurchase program. See Note G. Share Repurchases in the Notes to Financial Statements.

The above-described initiatives were intended to enhance the liquidity of shareholders' investments in the Fund and to address the Fund's persistent trading discount and long-term performance issues. The above-mentioned changes to the Fund's investment approach, the tender offer and the enhanced stock repurchase program were also contemplated by a Liquidity Program and Standstill Agreement entered into by and among DIMA, Western Investment, LLC ("Western") and certain parties associated with Western on October 4, 2010.

New Investment Objectives and Strategies

Under its new strategies, the Fund's assets are invested primarily in securities designed to generate income. Accordingly, the Fund may invest in a greater variety of income producing securities and may invest more heavily in below-investment-grade securities and securities whose issuers are located in countries with new or emerging securities markets. As a result, in connection with the strategy changes, the Board approved the elimination of the Fund's investment policy of only investing up to 30% of its managed assets in securities of foreign issuers. In addition, the Board approved the elimination of the Fund's policy that, under normal circumstances, the Fund would allocate at least 10%, but not more than 40%, of its managed assets to its "hedge strategy," i.e., its quantitative long/short strategy designed to seek returns that are uncorrelated with the market (the "Hedge Strategy"). In short, due to the changes in its investment objective, strategies and policies, the Fund no longer pursues the Hedge Strategy.

New Investment Objectives. As noted above, the Fund's new investment objectives are to seek high current income with a secondary objective of total return.

New Principal Investment Strategies. The Fund pursues its new investment objectives by investing primarily in securities designed to generate income, with the potential for capital appreciation being a secondary consideration. The Fund may invest in a broad range of income-producing securities, including, but not limited to, domestic and foreign debt securities of any credit quality or maturity (including below-investment-grade debt securities and debt securities of issuers located in countries with new or emerging securities markets), convertible securities (including convertible bonds), dividend-paying common stocks, preferred stocks, and securities of real estate investment trusts ("REITs"), energy trusts and other investment companies. The Fund may invest in debt securities not paying interest currently and securities in default. In addition, the Fund may invest in senior bank loans, including bank loan participations and assignments. The Fund may buy or sell protection on credit exposure and may also purchase securities on a when-issued basis and engage in short sales. The Fund may invest in cash or money market instruments in the event portfolio management determines that securities meeting the Fund's investment objectives are not readily available for purchase.

In selecting securities for the Fund, portfolio management will use primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market and what it considers macro trends in the economy. Portfolio management may also use independent credit research, management visits and conference calls as part of its analysis process.

Other Techniques. The Fund is permitted, but not required, to use various types of derivative products (contracts whose value depends on, for example, indexes, currencies or securities). Derivatives may be used for hedging or risk management or for non-hedging purposes to seek to enhance potential returns. The Fund also may use derivatives when portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to maintain exposure to a market. The Fund may also invest in mortgage-backed securities.

Leverage. The Fund may borrow or issue debt or preferred stock for leverage purposes to the maximum extent permitted under the 1940 Act. Effective as of November 5, 2010, the Fund increased the amount of its existing secured line of credit from $100,000,000 up to $150,000,000. The note bears interest at the higher of the Overnight Federal Funds Rate plus 1.25 percent or the Overnight LIBOR rate plus 1.25 percent or LIBOR Term Rate plus 1.25 percent.

Risks. The Fund's new investment strategies will be subject to risk, including credit risk, below investment-grade securities risk, interest rate risk, foreign investment risk, emerging market risk, sector risk, dividend and distribution risk, leverage risk, prepayment and extension risk, illiquid securities risk, non-diversified status risk, investment company risk, common stock risk, preferred stock risk, energy trust risk, REIT risk, convertible securities risk, short sale risk, and derivatives risk. The Fund was also subject to these risks under its prior investment strategy.

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund (each a "Participant"). Computershare Inc. (the "Plan Agent") has been appointed by the Fund's Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund's Web site at www.dws-investments.com or by calling (800) 349-4281.

Whenever the Fund declares an income dividend or a capital gains distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Should the Fund declare an income dividend or capital gains distribution payable only in cash, the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of common stock for the Participant's account. Each Participant, semiannually, also has the option of sending additional funds, in any amount from $100 to $3,000, for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. Optional cash payments should be made in US dollars and be sent by first-class mail, postage prepaid, to the Fund's transfer agent and dividend-disbursing agent at the following address:

DWS High Income Opportunities Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

210 West 10th Street, Kansas City, MO 64105

(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the shares of common stock are traded, in the OTC market or in negotiated transactions.

A statement reflecting the amount of cash received by the Fund's Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund's Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder.

The service fees for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each optional cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Fund's Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Fund's Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to DWS Investments Service Company at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	DHG
CUSIP Number	23339M204

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2010

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
October 1 through October 31	-	-	0	6,073,252
November 1 through November 30	6,073,252	15.12	6,073,252	-
December 1 through December 31	314,645	14.08	314,645	960,738
January 1 through January 31	349,374	14.25	349,374	919,716
February 1 through February 28	193,328	14.53	193,328	1,068,515
March 1 through March 31	138,610	14.63	138,610	1,119,461
Total	7,069,209	15.01	7,069,209
On September 14, 2009, the Fund announced that the Fund's Board of Directors has extended of the Fund's open market stock repurchase program. Pursuant to the fund's open market stock repurchase program, the Fund may continue to purchase, at management's discretion, an aggregate of up to 5% (1,284,535 shares) of the fund's outstanding common shares in open market transactions over a 12-month period from December 1, 2009 until November 30, 2010. The Board also ratified the repurchase of 113,166 shares in excess of this 5% limit. There were no repurchases under this program for the six months ended March 31, 2011.

On September 13, 2010, the Fund announced that the Fund's Board of Directors has extended of the Fund's open market stock repurchase program. Pursuant to the fund's open market stock repurchase program, the Fund may continue to purchase, at management's discretion, an aggregate of up to 5% (910,988 shares) of the fund's outstanding common shares in open market transactions over a 12-month period from December 1, 2010 until November 30, 2011. There were no repurchases under this program for the six months ended March 31, 2011.

On October 4, 2010, the Fund announced that the Board of Directors has authorized the Fund to conduct an issuer self-tender offer to purchase up to 25% of its outstanding common shares for cash at a price per share equal to 99% of its NAV as of the close of trading on the New York Stock Exchange (“NYSE”) on the day after the date on which the offer expires. Subject to the exercise by the Board of its fiduciary duties, the tender offer commenced on October 22, 2010 and expired on November 19, 2010. The Fund accepted 6,073,252 tendered shares.

On October 4, 2010, the Fund announced that the Board of Directors has approved a program to purchase its own shares on the open market from December 1, 2010 until May 31, 2011, during times when the Fund's common shares are trading on the NYSE at a discount to net asset value per share in excess of 5%, up to a maximum of 2% of its total outstanding common shares per month. During the six months ended March 31, 2011, the Fund purchased 995,957 shares under this program.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Opportunities Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	May 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	May 31, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 31, 2011